UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

Harley-Davidson Motorcycle Trust 2005-4

(Harley-Davidson Customer Funding Corp.)

(Exact name of registrant as specified in its charter)

Delaware	333-124935-02	51-6570660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

(302) 651-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 of the Current Report on Form 8-K of Harley-Davidson Motorcycle Trust 2005-4, as Issuer, dated December 15, 2005, is amended to read in its entirety as follows:

Item 8.01.                                          Other Events

In accordance with the Sale and Servicing Agreement dated November 1, 2005 among Harley-Davidson Motorcycle Trust 2005-4, as Issuer, Harley-Davidson Customer Funding Corp., as Trust Depositor, Harley-Davidson Credit Corp., as Servicer, and The Bank of New York Trust Company, N.A., as Indenture Trustee (the “Agreement”), the Monthly Report (as defined in the Agreement) relating to the December 15, 2005 Distribution Date and a certificate of a Servicing Officer (as defined in the Agreement) were furnished to the Indenture Trustee for the benefit of the Noteholders and a copy of such Monthly Report and certificate of a Servicing Officer were filed under Item 9.01(c) as Exhibit 99.1 to this Current Report on Form 8-K as initially filed.

The accrued interest receivable on delinquent and liquidated contracts reported in the Monthly Report relating to the December 15, 2005 Distribution Date as initially furnished to the Indenture Trustee and as initially filed with this Current Report on Form 8-K has been restated, resulting in a decrease of $40,918.94 in the Advances made by the Servicer to the Trust.  Additionally, the deposit to the Reserve Fund was overstated by $40,918.54.  No distributions to Noteholders have been affected.  In accordance with the Agreement, a restated Monthly Report relating to the December 15, 2005 Distribution Date and a certificate of a Servicing Officer were furnished to the Indenture Trustee for the benefit of the Noteholders.  A copy of the restated Monthly Report and a certificate of a Servicing Officer are being filed under Item 9.01(c) as Exhibit 99.1 to this Current Report on Form 8-K/A, superseding the Monthly Report and related certificate as initially filed.  Capitalized terms used herein without definition have the respective meaning specified in the Agreement.

Item 9.01 of the Current Report on Form 8-K of Harley-Davidson Motorcycle Trust 2005-4, as Issuer, dated December 15, 2005, is amended to read in its entirety as follows for the purpose of restating Exhibit 99.1 to the report:

Item 9.01.                                          Financial Statements and Exhibits

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

Exhibit No.	Document
99.1	Restated Monthly Report for the December 15, 2005 Distribution Date and Certificate of Servicing Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2005-4

	By:	Harley-Davidson Credit Corp.,
as Administrator

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

January 17, 2006

EXHIBIT INDEX

Exhibit No.	Document
99.1	Restated Monthly Report for the December 15, 2005 Distribution Date and Certificate of Servicing Officer